SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: January 15, 1999
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                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                      CHASE MANHATTAN GRANTOR TRUST 1996-A
                  --------------------------------------------
                      (Issuer with respect to Certificates)


       New York              33-99546                 13-2633612
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      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      270 Park Avenue, New York, New York               10017
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      (Address of principal executive offices)          (Zip code)


                                 (212) 270-6000
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              (Registrant's telephone number, including area code)

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Item 5. Other Events

    On 1/15/1999, Chase Manhattan Grantor Trust 1996-A (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of February 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


  Item 7 (c). Exhibits


  Exhibit   Description
  -------   -----------

  20.1 Monthly Certificateholder's statement with respect to the January 15, 1999 distribution.

                              SIGNATURES
                              ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            THE CHASE MANHATTAN BANK

                                            /s/Jeffrey D. Hammer
                                            ---------------------------
                                            By:    Jeffrey D. Hammer
                                            Title: Vice President


Date: January 20, 1999

                             INDEX TO EXHIBITS
                             -----------------


   Exhibit                 Description
   -------                 -----------

     20.1                 Certificateholder Report dated
                          1/05/1999 delivered pursuant
                          to Section 5.7 of the Pooling
                          and  Servicing  Agreement dated
                          as of February 1, 1996.